================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): July 16, 2003


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                       0-16421                 52-1518642
    (State or other                 (Commission             (IRS Employer
    jurisdiction of                 File Number)           Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



================================================================================

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          Exhibit 99.1   Press Release Dated July 16, 2003
          Exhibit 99.2 Supplemental Financial Information the Company is making available on July 16, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

         On July 16, 2003, Provident Bankshares Corporation announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

         On July 16, 2003, in conjunction with its earnings release, Provident Bankshares Corporation is making available supplemental financial information regarding the Company. As noted in the Company's July 16, 2003 earnings release, the supplemental financial information is also being posted on the Company's website at www.provbank.com. The supplemental financial information includes (in
           ----------------
addition to financial information presented in the Company's July 16, 2003 earnings release) a comparative analysis of average balances, interest income and expenses, and interest yields and rates (three months ended June 30, 2003 versus three months ended June 30, 2002). The supplemental financial information also includes the Company's unaudited Consolidated Statement of Income for the three and six months ended June 30, 2003 and the Company's unaudited Consolidated Statement of Condition at June 30, 2003. The supplemental financial information is filed as Exhibit 99.2 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PROVIDENT BANKSHARES CORPORATION


                                   By: /s/ Gary N. Geisel
                                       -----------------------------------------
                                       Chairman of the Board and Chief Executive
                                       Officer

Date: July 16, 2003

                                  EXHIBIT INDEX
                                  -------------



         EXHIBIT NO.                    DESCRIPTION
         -----------                    -----------

             99.1               Press Release Dated July 16, 2003

             99.2 Supplemental Financial Information the Company is making available on July 16, 2003